UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023

AGBA GROUP HOLDING LIMITED

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-38909	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AGBA Tower 68 Johnston Road Wanchai, Hong Kong SAR	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3601 8363

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	AGBA	NASDAQ Capital Market
Warrants, each warrant exercisable for one-half of one Ordinary Share for $11.50 per full share	AGBAW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 7, 2023, AGBA Group Holding Limited (the “Company”) entered into term sheets (the “TS”) with an institutional investor, Mr. Wing-Fai Ng and the Company’s management team, (collectively the “Purchasers”) for a private placement offering (the “Private Placement”), pursuant to which the Company will receive gross proceeds of approximately $6,242,850, in consideration of (i) 8,918,357 ordinary shares of the Company (the “Ordinary Shares”), and (ii) warrants (the “Warrants”) to purchase up to 1,783,671 Ordinary Shares at a purchase price of $0.70 per Ordinary Share and associated Warrants (the “Offering”).

The Warrants will be exercisable six months after the issuance date for a period of five years after the exercise date. The securities sold in the Offering were sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder. The Warrants have an exercise price of $1.00 per Ordinary Share and shall be exercised with more than $500,000 for each exercise. The Purchasers are accredited investors which have purchased the securities as an investment in a private placement that did not involve a general solicitation. The Ordinary Shares and the Ordinary Shares to be issued upon exercise of the Warrants have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the TS and Warrants attached hereto as Exhibits 10.1 and 10.2 respectively, each of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Term sheets
10.2	Form of Warrant
99.1	Press Release dated November 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGBA GROUP HOLDING LIMITED

By:	/s/ Shu Pei Huang, Desmond
	Name:	Shu Pei Huang, Desmond
	Title:	Acting Group Chief Financial Officer

Dated: November 8, 2023

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